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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 33-92724 and No. 333-29907) pertaining to the Stock Option Plan of Louis Dreyfus Natural Gas Corp. of our report dated February 2, 1998, included in the Annual Report on Form 10-K of Louis Dreyfus Natural Gas Corp. for the year ended December 31, 1997.

                                          ERNST & YOUNG LLP

Oklahoma City, Oklahoma
March 13, 1998